UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2020

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania 19103
(Address of Principal Executive Offices, and Zip Code)

(215) 207-2100
Registrant’s telephone number, including area code:

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

Item 3.03 Material Modification to Rights of Security Holders.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on August 30, 2019, RAIT Financial Trust (“RAIT”) and its affiliates RAIT Funding LLC, RAIT General, Inc., RAIT Limited, Inc., Taberna Realty Finance Trust, RAIT JV TRS, LLC, and RAIT JV TRS Sub, LLC (together, the “Debtors”) filed voluntary bankruptcy cases (the “Chapter 11 Cases”) under chapter 11, Title 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are jointly administered under the caption In re: RAIT Funding, LLC, a Delaware limited liability company, et. al.

On October 14, 2019, the Debtors filed the Disclosure Statement for the Debtors’ Joint Chapter 11 Plan (as amended, supplemented or modified from time to time, the “Disclosure Statement”). On December 17, 2019, the Bankruptcy Court entered the Order Granting Debtors’ Motion for Entry of an Order (I) Approving the Disclosure Statement, (II) Establishing Procedures for the Solicitation and Tabulation of Votes to Accept or Reject the Plan, (III) Approving Forms of Notices and Ballots, (IV) Establishing Notice and Objection Procedures in Respect Thereof, (V) Setting Confirmation Hearing and Related Deadlines, and (VI) Granting Related Relief (the “Disclosure Statement Order”) approving the Disclosure Statement as containing adequate information with respect to the Debtors’ Joint Chapter 11 Plan in accordance with section 1125 of the Bankruptcy Code.

The Disclosure Statement Order established December 13, 2019 as the record date for determining the holders of claims in the voting classes who would be entitled to vote to accept or reject the Debtors’ Joint Chapter 11 Plan, and January 17, 2020, at 4:00 p.m. (prevailing Eastern Time) as the deadline by which ballots accepting or rejecting the Debtors’ Joint Chapter 11 Plan must be received, unless otherwise agreed by the Debtors in the exercise of their discretion under the Bankruptcy Court-approved solicitation procedures.

On January 10, 2020, the Debtors filed the Notice of Filing Plan Supplement (the “Plan Supplement”). The Plan Supplement includes the schedules of contracts to be assumed and rejected as well as a list of the causes of action (the “Retained Causes of Action List”) retained pursuant to the Debtors’ Joint Chapter 11 Plan.

On January 30, 2020 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Joint Chapter 11 Plan filed with the Bankruptcy Court on December 17, 2019, as supplemented by the Plan Supplement and as modified as set forth in the Confirmation Order (together, the “Plan”). The Plan provides that the effective date of the Plan (the “Effective Date”) will be the first business day after the Confirmation Date on which all conditions precedent to the effectiveness of the Plan have been satisfied or waived, including the Confirmation Order becoming a final, non-appealable order.

Summary of the Plan

Under the Plan:

•

the holders of RAIT’s senior notes, which are publicly traded, comprised of RAIT’s 7.125% Senior Notes due 2019 and 7.625% Senior Notes due 2024, will be paid all outstanding principal and all accrued and unpaid interest up to (but excluding) the petition date in accordance with the Bankruptcy Code;

•	the holders of RAIT’s junior subordinated notes will receive less than the total unpaid amounts due under each note in accordance with the RSAs (as defined below);

•	RAIT’s outstanding preferred shares and common shares will be cancelled upon the Effective Date; and

•	the holders of RAIT’s outstanding preferred shares and common shares will be entitled to no recovery.

On and after the Effective Date, the Debtors, or any successor thereto, by merger, consolidation, or otherwise (the “Reorganized Debtors”), shall continue in existence for purposes of (a) winding down the Debtors’ business and affairs, (b) resolving disputed claims, (c) making distributions on account of allowed claims as provided under the Plan, (d) establishing and funding appropriate distribution reserve accounts, (e) enforcing and prosecuting claims, interests, rights, and privileges under the causes of action on the Retained Causes of Action List in an efficacious manner and only to the extent the benefits of such enforcement or prosecution are reasonably believed to outweigh the costs associated therewith, (f) filing appropriate tax returns, (g) complying with their continuing obligations under the Purchase Agreement (as defined in the Plan), if any, and (h) administering the Plan in an efficacious manner.

The Confirmation Order appoints Lyle Bauck of M-III Advisory Partners LP as the Plan Administrator and provides that, among other things, from and after the Effective Date, the Plan Administrator has the same authority as RAIT’s Board of Trustees (the “Board”) and officers and that the authority and incumbency of the current members of the Board and officers of RAIT will terminate. From and after the Effective Date, the Plan Administrator shall be the sole representative of, and shall act for, the Reorganized Debtors. All certificates of formation, membership agreements, and related documents are deemed amended by the Plan to permit and authorize the same.

The foregoing descriptions of the Plan and the Confirmation Order do not purport to be complete and are qualified in their entity by Exhibits 2.1, 2.2 and 2.3.

Equity Interest Distribution Information

As of the Confirmation Date, RAIT has issued 1,849,015 common shares, 5,727,500 7.75% Series A cumulative redeemable preferred shares, 2,508,797 8.375% Series B cumulative redeemable preferred shares and 1,758,030 8.875% Series C cumulative redeemable preferred shares. RAIT has no common shares or preferred shares reserved for future issuance in respect of claims and interests filed and allowed under the Plan. All of these equity interests will be cancelled upon the Effective Date and the holders thereof will be entitled to no recovery.

Assets and Liabilities of RAIT

Information regarding the assets and liabilities of the Debtors as of the most recent practicable date is set forth in the Monthly Operating Report (as defined below). In the Monthly Operating Report, RAIT reported Debtors’ consolidated total assets of $177.5 million and Debtors’ consolidated total liabilities of $178.6 million as of December 31, 2019.

Item 8.01. Other Events.

Monthly Operating Report

As previously disclosed in a Current Report on Form 8-K filed by RAIT on November 19, 2019 (the “11/19/19 8K”), during the pendency of the Chapter 11 Cases, in lieu of filing Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), RAIT intends to follow the modified reporting procedures (the “Modified Reporting Procedures”) outlined in Exchange Act Release No. 9660 (June 30, 1972), the Securities and Exchange Commission’s (the “Commission”) Staff Legal Bulletin No. 2 (April 15, 1997) and the Commission’s related no-action correspondence, as described in the 11/19/19 8K.

On January 30, 2020, the Debtors jointly filed a monthly operating report for the period from December 1, 2019 to December 31, 2019 (the “Monthly Operating Report”) with the Bankruptcy Court.  In accordance with the Modified Reporting Procedures, a copy of the Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Monthly Operating Report, court filings and other information related to the Chapter 11 Cases are available at a website administered by the Debtors’ noticing and claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/rait, or www.deb.uscourts.gov, the official Bankruptcy Court website. The information set forth in these websites is not incorporated into this report.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” “intends to,” and similar words or phrases.  Although RAIT believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. Such forward-looking statements include, but are not limited to, statements related to (a) the transactions contemplated by (i) the Plan, (ii) the Restructuring and Plan Support Agreement, dated August 29, 2019, by and among RAIT, Taberna Realty Finance Trust, and TP Management LLC, in its capacity as delegate collateral manager (the “Taberna RSA”), and (iii) the Restructuring and Plan Support Agreement, dated August 31, 2019, by and among RAIT, RAIT Funding, LLC, and Kodiak CDO I, Ltd., as holder of certain preferred securities (the “Kodiak RSA”, and together with the Taberna RSA, the “RSAs”), including the Chapter 11 Cases, and (b) the ability of the Debtors to operate as a “debtor in possession” under the jurisdiction of the Bankruptcy Court. These risks, uncertainties and contingencies include, but are not limited to, (i) whether there will be any appeals of the Confirmation Order and the nature and consequences of any such appeal, (ii) the length of time the Debtors will operate under the Chapter 11 Cases; (iii) risks associated with third-party motions in the Chapter 11 Cases; (iv) the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; (v) increased legal, advisor and other costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; and (vi) the effect of the Chapter 11 Cases on the trading price and value of RAIT securities. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the RAIT’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 26, 2019, Amendment No. 1 to RAIT’s Annual Report on Form 10-K/A for the year ended December 31, 2018, filed with the Commission on April 30, 2019, RAIT’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, filed with the Commission on November 7, 2019 and RAIT’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, filed with the Commission on November 7, 2019. In light of the significant uncertainties inherent in any forward-looking information included herein, the inclusion of such information should not be regarded as a representation by RAIT or any other person that RAIT’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements attributable to RAIT are expressly qualified by these cautionary statements.

Cautionary Statement Regarding Financial Operating Data

The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors. The Debtors prepared the Monthly Operating Report solely for purposes of complying with the monthly operating reporting requirements applicable in the Chapter 11 Cases. The financial information contained in the Monthly Operating Report is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.  Accordingly, there can be no assurances that, from the perspective of an investor or potential investor in RAIT’s or its subsidiaries’ securities, the financial information contained in the Monthly Operating Report is complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description
2.1	The Debtors’ Joint Chapter 11 Plan filed with the United States Bankruptcy Court for the District of Delaware on December 17, 2019.
2.2	Notice of Filing Plan Supplement filed with the United States Bankruptcy Court for the District of Delaware on January 10, 2020.
2.3	Finding of Fact, Conclusions of Law, and Order Confirming the Debtors’ Joint Chapter 11 Plan entered by the United States Bankruptcy Court for the District of Delaware on January 30, 2020.
99.1	Debtors’ Monthly Operating Report for the period December 1, 2019 to December 30, 2019, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

January 31, 2020	By:	/s/ Alfred J. Dilmore
Name: Alfred J. Dilmore
Title: Chief Financial Officer,
Treasurer and Chief Accounting Officer